UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

TRANSUITE.ORG INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56476	30-1129581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

732 S 6th St # 4304

Las Vegas, NV 89101

(Address of Principal Executive Offices)

775-295-4295

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of Former Independent Registered Public Accounting Firm

On February 21, 2025, the Board of Directors of Transuite.Org Inc. (the “Company”) approved the dismissal of Mac Accounting Group & CPAs, LLP (“Mac Accounting”) as the Company’s independent registered public accounting firm, effective immediately.

Mac Accounting’s reports on the Company’s financial statements as of and for the years ended November 30, 2023, and 2022 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there is substantial doubt as to their ability to continue as a going concern

In connection with the audits of the Company's financial statements for the fiscal years ended November 30, 2023 and 2022, and in the subsequent interim period through February 21, 2025, there were no disagreements with Mac Accounting on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Mac Accounting, would have caused Mac Accounting to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended November 30, 2023, and 2022, or in the subsequent interim period through February 21, 2025.

In accordance with Item 304(a)(3) of Regulation S-K, on February 21, 2025, the Company provided Mac Accounting with a copy of the foregoing disclosures and requested that Mac Accounting provide a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of Mac Accounting’s letter dated February 25, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On February 21, 2025, the Board of Directors of the Company approved the appointment of JP Centurion & Partners PLT (“JP Centurion”) as the Company’s new independent registered public accounting firm for the fiscal year ending November 30, 2024. During the Company’s two most recent fiscal years November 30, 2023 and 2022, and in the subsequent interim period through February 21, 2025, neither the Company nor anyone acting on its behalf consulted with JP Centurion with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written report or oral advice was provided by JP Centurion to the Company that JP Centurion concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Mac Accounting Group & CPAs, LLP, dated February 25, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transuite.Org Inc.

Date: February 25, 2025	By:	/s/ Mengqing Fan
Name: Mengqing Fan
Title: President, Chairwoman of the Board, Secretary, Treasurer, CFO, Director

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